Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net Periodic Benefit Cost:
Service cost	$ 273	$ 437	$ 440
Interest cost	57	58	58
Projected return on plan assets	(47)	(51)	(47)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	27	(19)	(3)
Net periodic benefit cost	$ 310	$ 425	$ 448